Summary Prospectus | December 15, 2017
Schwab GNMA FundTM
Ticker Symbol:	SWGSX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at  www.schwabfunds.com/schwabfunds_prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.
The fund’s prospectus and SAI, both dated December 15, 2017, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.
Investment Objective

The fund seeks high current income consistent with preservation of capital.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Distribution (12b-1) fees	None
Other expenses	0.32
Total annual fund operating expenses	0.62
Less expense reduction	(0.07)
Total annual fund operating expenses after expense reduction[1]	0.55
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.55% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 269% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund normally invests at least 80% of its net assets (net assets plus borrowings for investment purposes) in Government National Mortgage Association (GNMA) securities. The fund will notify its shareholders at least 60 days before changing this policy. In addition to GNMA securities, the fund may invest in securities issued by the U.S. government or its other agencies and instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal Home Loan Banks (FHLBs).
The fund may also invest in mortgage-backed and asset-backed securities, collateralized mortgage obligations, and commercial paper. The fund may also invest in derivative instruments, principally futures contracts. The fund typically uses futures as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund is not subject to any maturity or duration restrictions. The fund may also seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as mortgage dollar rolls).
For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

Schwab GNMA Fund | Summary Prospectus1
REG58794-22        00202716

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
Interest Rate Risk. The fund’s investments in fixed-income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a rise in interest rates could cause the fund’s share price to fall. The longer the fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates.
Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Prepayment and Extension Risk. The fund’s portfolio investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Derivatives Risk.  The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates – both increases and decreases – may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities often occur through To Be Announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction could expose the fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. The fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Leverage Risk. Certain fund transactions, such as derivatives and mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Portfolio Turnover Risk. The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the fund’s performance and may increase the likelihood of capital gains distributions.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see  www.schwabfunds.com/schwabfunds_prospectus. On August 10, 2009, the Investor Share class and Select Share class were combined into a single class of
Schwab GNMA Fund | Summary Prospectus2

shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below prior to August 10, 2009.
Annual Total Returns (%) as of 12/31

Best Quarter: 3.54% Q4 2007
Worst Quarter: (2.52%) Q2 2013
Year-to-date performance (before taxes) as of 9/30/17: 1.50%
Average Annual Total Returns as of 12/31/16
	1 Year	5 Years	10 Years
Before Taxes	1.18%	1.48%	4.01%
After Taxes on Distributions	0.19%	0.39%	2.69%
After Taxes on Distributions and Sale of Shares	0.67%	0.66%	2.60%
Comparative Index (reflects no deduction for expenses or taxes)
Bloomberg Barclays GNMA Index	1.56%	1.81%	4.35%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment Adviser

Charles Schwab Investment Management, Inc.
Portfolio Managers

Matthew Hastings, CFA, Vice President and Head of Taxable Bond Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2004.
Alfonso Portillo, Jr., Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2007.
Garrett Herfkens, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since December 2016.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
New investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures. Investors who purchased fund shares prior to October 2, 2017 and hold such shares directly through the fund’s transfer agent may make additional purchases and place exchange and redemption orders through the fund’s transfer agent by contacting the transfer agent by phone or in writing as noted below:
•	by telephone at 1-800-407-0256; or
•	by mail to Boston Financial Data Services*, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
*	Boston Financial Data Services will change its name to DST Asset Manager Solutions, Inc. effective January 1, 2018. Consequently, effective January 1, 2018, all references to Boston Financial Data Services in the summary prospectus, prospectus and statement of additional information for the fund will be replaced with references to DST Asset Manager Solutions, Inc.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Schwab GNMA Fund | Summary Prospectus3

Schwab GNMA Fund | Summary Prospectus4